Exhibit 99.1

                                    KATY NEWS

                              FOR IMMEDIATE RELEASE

                              KATY INDUSTRIES, INC.
                       REPORTS 2003 SECOND QUARTER RESULTS

MIDDLEBURY, CT - July 31, 2003 - Katy Industries, Inc. (NYSE: KT) today reported a loss from continuing operations in the second quarter of 2003 of ($1.5) million, or ($0.18) per share, versus a loss from continuing operations of ($1.1) million, or ($0.13) per share, in the second quarter of 2002, excluding restructuring and other non-recurring or unusual items, which are discussed below. Net sales in the second quarter of 2003 were $105.4 million, down 2.9% compared to the same period in 2002. Earnings before interest, taxes, depreciation and amortization (EBITDA), excluding all restructuring and other non-recurring or unusual items, was $5.8 million in the second quarter of 2003, compared to $6.5 million in the same period in 2002.

Katy also reported a loss from continuing operations for the six months ended June 30, 2003 of ($3.9) million, or ($0.47) per share, versus a loss from continuing operations of ($0.4) million, or ($0.04) per share, in the same period of 2002, excluding restructuring and other non-recurring or unusual items, which are discussed below. Net sales in the six months ended June 30, 2003 were $201.2 million, down 3.6% from the same period in 2002 (excluding SESCO, a business which was exited in April 2002). EBITDA, excluding all restructuring and other non-recurring or unusual items, was $11.9 million in the six months ended June 30, 2003, compared to $13.6 million for the same period in 2002.

During the second quarter of 2003, Katy reported restructuring and other non-recurring or unusual items of ($3.5) million pre-tax [($0.42) per share], including impairments of long-lived assets of ($1.8) million and severance, restructuring and related costs of ($1.7) million. Katy also incurred a loss on the sale of discontinued operations of ($0.2) million, net of tax [($0.02) per share], as well as the impact of paid-in-kind dividends earned on convertible preferred stock of ($3.0) million [($0.36) per share]. Including these items, Katy reported a net loss attributable to common shareholders of ($8.2) million, or ($0.98) per share, in the second quarter of 2003, versus a net loss attributable to common shareholders of ($9.2) million, or ($1.10) per share, in the same period of 2002. During the second quarter of 2002, Katy reported restructuring and other non-recurring or unusual items of ($6.2) million pre-tax [($0.74) per share], including impairments of long-lived assets of ($2.4) million and severance, restructuring and related costs of ($3.8) million. Katy also reported results of discontinued operations of $0.7 million, net of tax [$0.08 per share], as well as the impact of paid-in-kind dividends earned on convertible preferred stock of ($2.6) million [($0.31) per share]. Details regarding these items are provided in the "Reconciliations of GAAP Results to Results Excluding Certain Unusual Items" accompanying this press release.

For the six months ended June 30, 2003, Katy reported restructuring and other non-recurring or unusual items of ($3.0) million pre-tax [($0.36) per share], including impairments of long-lived assets of ($1.8) million and severance, restructuring and related costs of ($1.9) million, and a gain on the sale of a building of $0.7 million. Katy also reported results of discontinued operations (including a loss on sale) of $(0.1) million, net of tax [($0.02) per share], a gain on the early redemption of a preferred interest in a subsidiary of $6.6 million [$0.79 per share], and the impact of paid-in-kind dividends earned on convertible preferred stock of $(6.0) million [($0.72) per share]. Including these items, Katy reported a net loss attributable to common shareholders of ($6.5) million, or ($0.78) per share, in the six months ended June 30, 2003, versus a net loss attributable to common shareholders of ($19.4) million, or $(2.32) per share, in the same period of 2002. During the six months ended June 30, 2002, Katy reported restructuring and other non-recurring or unusual items of ($14.5) million pre-tax [($1.79) per share], including impairments of long-lived assets of ($2.4) million, severance, restructuring and related costs of ($6.1) million, and a loss on exit of the SESCO business of ($6.0) million. Katy also reported results of discontinued operations of $1.2 million, net of tax [$0.14 per share], as well as the impact of paid-in-kind dividends earned on convertible preferred stock of $(5.2) million [$(0.63) per share]. Details regarding these items are provided in the "Reconciliations of GAAP Results to Results Excluding Certain Unusual Items" accompanying this press release.

"In a sustained challenging economic environment, we continue to implement our restructuring plans and tightly control costs," said C. Michael Jacobi, Katy Industries' President and Chief Executive Officer. "The sale of GC/Waldom is part of the execution of our strategy to divest of non-core businesses," added Mr. Jacobi.

Gross margins were 14.8% in the second quarter of 2003, down from 16.4% in the second quarter of 2002. An unfavorable mix of higher sales to lower-margin customers contributed to the reduced margins, as well as higher costs for resins. Gross margins are expected to be positively impacted in 2004 by lower depreciation expense (estimated impact of approximately $5 million), as a result of a significant number of assets becoming fully depreciated at the Contico business unit by the end of 2003. Selling, general and administrative expenses were down year-over-year but were essentially the same as a percentage of sales. Contributing to these costs during the second quarter of 2003 is $0.4 million of compensation expense associated with stock-based compensation, costs which were not incurred in the same period of 2002. Selling, general and administrative costs discussed here exclude severance, restructuring and related costs, which are detailed in the "Reconciliations of GAAP Results to Results Excluding Certain Unusual Items" accompanying this press release.

Interest expense declined by $0.3 million in the second quarter of 2003 versus the same period of 2002 due to lower levels of borrowings and lower interest rates. Debt at June 30, 2003 was $68.1 million [40% of total capitalization], versus $76.1 million at June 30, 2002. Cash on hand at June 30, 2003 was $6.7 million, versus $5.2 million at June 30, 2002.

Liquidity was negatively impacted during the six months ended June 30, 2003, as the company used free cash flow of $18.4 million versus $5.3 million of free cash flow generated during the six months ended June 30, 2002. Katy defines free cash flow as cash generated from operations less capital expenditures and cash dividends. Contributing to the uses of cash during the first half of 2003 were payments on previously recorded restructuring liabilities and lower accounts payable balances. However, during the second quarter of 2003, liquidity benefited from the sale of the GC/Waldom Electronics (GC/Waldom) business, which generated $7.5 million in net proceeds.

Katy expects to continue to incur costs associated with restructuring initiatives through the end of 2003 and into the first half of 2004. Capital expenditures, severance, restructuring and related costs, and potential asset impairments related to these initiatives are expected to be in the range of

$15 - $20 million. Payment-in-kind dividends on convertible preferred stock will end in December 2004, or upon the conversion of the convertible preferred stock, whichever is sooner.

Katy owns a 43% equity investment in Sahlman Holding Company, Inc. (Sahlman), a shrimp harvesting and farming business operating in South and Central America. Management has reviewed Sahlman's financial results for 2002 (and year-to-date in 2003), has conducted an initial study of the status of the shrimp industry and markets in the United States, and has concluded there is a need for evaluating the business further to determine if there is a loss in the value of the investment that is other than temporary. In accordance with ABP No. 18, "The Equity Method of Accounting for Investments in Common Stock," losses in the value of equity investments that are other than temporary should be recognized. Once it completes its full evaluation and determines a reasonable estimate of the value of its investment in Sahlman, Katy will adjust the carrying value to such estimate, if it is less than the carrying value at that point in time.

Katy completed the sale of GC/Waldom on April 2, 2003. Also, Katy completed the sale of its Hamilton Precision Metals, L.P. business on October 31, 2002. As a result, the results of these businesses have been classified as discontinued operations for all periods presented.

Katy also announced that it has completed its exploration of alternatives related to the sale of Woods Industries, Inc., Woods Industries (Canada), and Katy International (the Asia-based sourcing arm for these businesses), and has decided not to pursue a sale of these businesses at this time. These businesses comprise Katy's Electrical Products group. According to Mr. Jacobi, "Current market conditions did not warrant the sale of the Woods businesses." He added, "These businesses are performing well and can be important contributors to the success of Katy."

EBITDA is not a GAAP financial performance measure and should not be considered in isolation or as an alternative to measures determined in accordance with accounting principles generally accepted in the United States. Details regarding these items and other non-GAAP items are provided in the "Reconciliations of GAAP Results to Results Excluding Certain Unusual Items" accompanying this press release. To comply with new SEC regulations regarding the disclosure of non-GAAP financial measures, the "Reconciliations of GAAP Results to Results Excluding Certain Unusual Items" accompanying this press release exclude certain unusual items that were previously included in similar reconciliations in the Company's prior press releases.

This press release may contain various forward-looking statements. The forward-looking statements are based on the beliefs of the company's management, as well as assumptions made by, and information currently available to, the company's management. Additionally, the forward-looking statements are based on Katy's current expectations and projections about future events and trends affecting the financial condition of its business. The forward-looking statements are subject to risks and uncertainties, detailed from time to time in Katy's filings with the SEC, that may lead to results that differ materially from those expressed in any forward-looking statement made by the company or on its behalf. Katy undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Katy Industries, Inc. is a diversified corporation with interests primarily in Maintenance Products and Electrical Products.

Company contact:
Katy Industries, Inc.
Amir Rosenthal
(203) 598-0397

KATY INDUSTRIES, INC. SUMMARY OF OPERATIONS - UNAUDITED
(In thousands, except per share data)

                                                                             Three Months Ended
                                                                            ----------------------        $            %
                                                                            June 30,     June 30,      Change       Change
                                                                              2003         2002       Inc/(Dec)    Inc/(Dec)
                                                                            ---------    ---------    ---------    ---------
Net sales                                                                   $ 105,359    $ 108,461    $  (3,102)        (2.9%)
Cost of goods sold                                                             89,804       90,727         (923)        (1.0%)
                                                                            ---------    ---------    ---------    ---------
      Gross profit                                                             15,555       17,734       (2,179)       (12.3%)
Selling, general & administrative expenses                                     16,120       16,575         (455)        (2.7%)
Impairments of long-lived assets                                                1,800        2,394         (594)       (24.8%)
Severance, restructuring & related costs                                        1,713        3,785       (2,072)       (54.7%)
                                                                            ---------    ---------    ---------    ---------
      Operating loss                                                           (4,078)      (5,020)         942        (18.8%)
Equity in income of unconsolidated investment                                     156          339         (183)       (54.0%)
Interest, net                                                                  (1,171)      (1,450)         279        (19.2%)
Other, net                                                                        483         (139)         622       (447.5%)
                                                                            ---------    ---------    ---------    ---------
      Loss before provision for income taxes                                   (4,610)      (6,270)       1,660        (26.5%)
Provision for income taxes                                                       (396)        (672)         276        (41.1%)
                                                                            ---------    ---------    ---------    ---------
      Loss from continuing operations before distributions
              on preferred interest in subsidiary                              (5,006)      (6,942)       1,936        (27.9%)
Distributions on preferred interest in subsidiary, net of tax                      --         (328)         328          N/M
                                                                            ---------    ---------    ---------    ---------
      Loss from continuing operations                                          (5,006)      (7,270)       2,264        (31.1%)
Income from operations of discontinued businesses, net of tax                      --          700         (700)         N/M
Loss on sale of discontinued businesses, net of tax                              (196)          --         (196)         N/M
                                                                            ---------    ---------    ---------    ---------
      Net loss                                                                 (5,202)      (6,570)       1,368        (20.8%)
Payment in kind dividends on convertible preferred stock                       (3,011)      (2,615)        (396)        15.1%
                                                                            ---------    ---------    ---------    ---------
      Net loss attributable to common stockholders                          $  (8,213)   $  (9,185)   $     972        (10.6%)
                                                                            =========    =========    =========    =========

Loss per share of common stock - Basic and diluted:
Loss from continuing operations excluding PIK dividends and unusual items   $   (0.18)   $   (0.13)   $   (0.05)       (38.5%)
  Payment in kind (PIK) dividends on convertible preferred stock                (0.36)       (0.31)       (0.05)       (16.1%)
  Unusual items (see attached schedule)                                         (0.42)       (0.74)        0.32         43.2%
                                                                            ---------    ---------    ---------    ---------
      Loss from continuing operations attributable to common stockholders       (0.96)       (1.18)        0.22         18.6%
  Discontinued operations                                                       (0.02)        0.08        (0.10)      (125.0%)
                                                                            ---------    ---------    ---------    ---------
    Net loss attributable to common stockholders                            $   (0.98)   $   (1.10)   $    0.12         10.9%
                                                                            =========    =========    =========    =========

Average shares outstanding - Basic & Diluted                                    8,342        8,362
                                                                            =========    =========

Other Information

Working capital, excluding current bank debt and current
   deferred tax balances                                                    $  55,366    $  59,799    $  (4,433)        (7.4%)
                                                                            =========    =========    =========    =========
Bank debt, including portions classified as current                         $  68,096    $  76,149    $  (8,053)       (10.6%)
                                                                            =========    =========    =========    =========
Preferred interest in subsidiary                                            $      --    $  16,400    $ (16,400)      (100.0%)
                                                                            =========    =========    =========    =========
Stockholders' equity                                                        $ 104,263    $ 145,410    $ (41,147)       (28.3%)
                                                                            =========    =========    =========    =========
Capital expenditures                                                        $   3,427    $   2,700    $     727         26.9%
                                                                            =========    =========    =========    =========

N/M - Not meaningful

KATY INDUSTRIES, INC. SUMMARY OF OPERATIONS - UNAUDITED
(In thousands, except per share data)

                                                                               Six Months Ended
                                                                           -------------------------        $            %
                                                                           June 30,         June 30,     Change       Change
                                                                             2003             2002      Inc/(Dec)    Inc/(Dec)
                                                                           ---------        ---------   ---------    ---------
Net sales                                                                  $ 201,199        $ 209,986   $  (8,787)        (4.2%)
Cost of goods sold                                                           168,876          174,778      (5,902)        (3.4%)
                                                                           ---------        ---------   ---------    ---------
      Gross profit                                                            32,323           35,208      (2,885)        (8.2%)
Selling, general & administrative expenses                                    31,867           32,273        (406)        (1.3%)
Impairments of long-lived assets                                               1,800            2,394        (594)       (24.8%)
Severance, restructuring & related costs                                       1,941            6,081      (4,140)       (68.1%)
Loss on SESCO transaction                                                         --            6,010      (6,010)         N/M
                                                                           ---------        ---------   ---------    ---------
      Operating loss                                                          (3,285)         (11,550)      8,265        (71.6%)
Equity in (loss) income of unconsolidated investment                            (211)             646        (857)      (132.7%)
Interest, net                                                                 (3,563)          (2,904)       (659)        22.7%
Other, net                                                                     1,197             (219)      1,416       (646.6%)
                                                                           ---------        ---------   ---------    ---------
      Loss before provision for income taxes                                  (5,862)         (14,027)      8,165        (58.2%)
Provision for income taxes                                                      (939)            (672)       (267)        39.7%
                                                                           ---------        ---------   ---------    ---------
      Loss from continuing operations before distributions
              on preferred interest in subsidiary                             (6,801)         (14,699)      7,898        (53.7%)
Distributions on preferred interest in subsidiary, net of tax                   (123)            (656)        533        (81.3%)
                                                                           ---------        ---------   ---------    ---------
      Loss from continuing operations                                         (6,924)         (15,355)      8,431        (54.9%)
Income from operations of discontinued businesses, net of tax                     74            1,195      (1,121)       (93.8%)
Loss on sale of discontinued businesses, net of tax                             (196)              --        (196)         N/M
                                                                           ---------        ---------   ---------    ---------
      Net loss                                                                (7,046)         (14,160)      7,114        (50.2%)
Gain on early redemption of preferred interest in subsidiary                   6,560               --       6,560          N/M
Payment in kind dividends on convertible preferred stock                      (6,025)          (5,237)       (788)        15.0%
                                                                           ---------        ---------   ---------    ---------
      Net loss attributable to common stockholders                         $  (6,511)       $ (19,397)  $  12,886        (66.4%)
                                                                           =========        =========   =========    =========

Loss per share of common stock - Basic and diluted:
Loss from continuing operations excluding PIK dividends and unusual items  $   (0.47)       $   (0.04)  $   (0.43)     (1075.0%)
  Gain on early redemption of preferred interest in subsidiary                  0.79               --        0.79          N/M
  Payment in kind (PIK) dividends on convertible preferred stock               (0.72)           (0.63)      (0.09)        14.3%
  Unusual items (see attached schedule)                                        (0.36)           (1.79)       1.43         79.9%
                                                                           ---------        ---------   ---------    ---------
      Loss from continuing operations attributable to common stockholders      (0.76)           (2.46)       1.70         69.1%
  Discontinued operations                                                      (0.02)            0.14       (0.16)      (114.3%)
                                                                           ---------        ---------   ---------    ---------
    Net loss attributable to common stockholders                           $   (0.78)       $   (2.32)  $    1.54         66.4%
                                                                           =========        =========   =========    =========

Average shares outstanding - Basic & Diluted                                   8,352            8,377
                                                                           =========        =========

Other Information

Working capital, excluding current bank debt and current deferred
  tax balances                                                             $  55,366        $  59,799   $  (4,433)        (7.4%)
                                                                           =========        =========   =========    =========
Bank debt, including portions classified as current                        $  68,096        $  76,149   $  (8,053)       (10.6%)
                                                                           =========        =========   =========    =========
Preferred interest in subsidiary                                           $      --        $  16,400   $ (16,400)      (100.0%)
                                                                           =========        =========   =========    =========
Stockholders' equity                                                       $ 104,263        $ 145,410   $ (41,147)       (28.3%)
                                                                           =========        =========   =========    =========
Capital expenditures                                                       $   4,742        $   6,496   $  (1,754)       (27.0%)
                                                                           =========        =========   =========    =========

N/M - Not meaningful

KATY INDUSTRIES, INC. RECONCILIATIONS OF GAAP RESULTS
TO RESULTS EXCLUDING CERTAIN UNUSUAL ITEMS

                                                                                      UNAUDITED

(In thousands, except per share data)                                             Three Months Ended
                                                                    ----------------------------------------------
                                                                                            Excluding
                                                                    June 30,     Unusual     Unusual
                                                                      2003      Items (a)     Items     % of sales
                                                                    ---------   ---------   ----------------------
Net sales                                                           $ 105,359   $      --   $ 105,359       100.0%
Cost of goods sold                                                     89,804          --      89,804        85.2%
                                                                    ---------   ---------   ----------------------
     Gross profit                                                      15,555          --      15,555        14.8%
Selling, general & administrative expenses                             16,120          --      16,120        15.3%
Impairments of long-lived assets                                        1,800      (1,800)         --         0.0%
Severance, restructuring & related costs                                1,713      (1,713)         --         0.0%
                                                                    ---------   ---------   ----------------------
     Operating loss                                                    (4,078)      3,513        (565)       (0.5%)
Equity in income of unconsolidated investment                             156          --         156         0.1%
Interest, net                                                          (1,171)         --      (1,171)       (1.1%)
Other, net                                                                483          --         483         0.5%
                                                                    ---------   ---------   ----------------------
     Loss before provision for income taxes                            (4,610)      3,513      (1,097)       (1.0%)
Provision for income taxes                                               (396)         --        (396)       (0.4%)
                                                                    ---------   ---------   ----------------------
     Loss before distributions on preferred interest in subsidiary     (5,006)      3,513      (1,493)       (1.4%)
Distributions on preferred interest of subsidiary, net of tax              --          --          --         0.0%
                                                                    ---------   ---------   ----------------------
     Loss from continuing operations                                $  (5,006)  $   3,513   $  (1,493)       (1.4%)
                                                                    =========   =========   ======================

Earnings before interest, taxes, depreciation and amortization      Pretax income           $  (1,097)
     (excluding discontinued operations and unusual items)          Interest                    1,171
                                                                    Depreciation and
                                                                      amortization              5,768
                                                                                            ----------------------
(a)  Unusual items include severance, restructuring and related     EBITDA                  $   5,842         5.5%
     costs impairments of long-lived assets, and other                                      ======================
     non-recurring items.


                                                                                  Three Months Ended
                                                                    ----------------------------------------------
                                                                                            Excluding
                                                                     June 30,    Unusual     Unusual
                                                                       2002     Items (a)     Items     % of sales
                                                                    ---------   ---------   ----------------------
Net sales                                                           $ 108,461   $      --   $ 108,461       100.0%
Cost of goods sold                                                     90,727          --      90,727        83.6%
                                                                    ---------   ---------   ----------------------
     Gross profit                                                      17,734          --      17,734        16.4%
Selling, general & administrative expenses                             16,575          --      16,575        15.3%
Impairments of long-lived assets                                        2,394      (2,394)         --         0.0%
Severance, restructuring & related costs                                3,785      (3,785)         --         0.0%
                                                                    ---------   ---------   ----------------------
     Operating (loss) income                                           (5,020)      6,179       1,159         1.1%
Equity in income of unconsolidated investment                             339          --         339         0.3%
Interest, net                                                          (1,450)         --      (1,450)       (1.3%)
Other, net                                                               (139)         --        (139)       (0.1%)
                                                                    ---------   ---------   ----------------------
     Loss before provision for income taxes                            (6,270)      6,179         (91)       (0.1%)
Provision for income taxes                                               (672)         --        (672)       (0.6%)
                                                                    ---------   ---------   ----------------------
     Loss before distributions on preferred interest in subsidiary     (6,942)      6,179        (763)       (0.7%)
Distributions on preferred interest of subsidiary, net of tax            (328)         --        (328)       (0.3%)
                                                                    ---------   ---------   ----------------------
     Loss from continuing operations                                $  (7,270)  $   6,179   $  (1,091)       (1.0%)
                                                                    =========   =========   ======================

Earnings before interest, taxes, depreciation and amortization      Pretax income           $     (91)
     (excluding discontinued operations and unusual items)          Interest                    1,450
                                                                    Depreciation and
                                                                      amortization              5,125
                                                                                            ----------------------
(a)  Unusual items include severance, restructuring and related     EBITDA                  $   6,484         6.0%
     costs, impairments of long-lived assets, and other                                      ======================
     non-recurring items.

KATY INDUSTRIES, INC. RECONCILIATIONS OF GAAP RESULTS
TO RESULTS EXCLUDING CERTAIN UNUSUAL ITEMS

                                                                                        UNAUDITED

(In thousands, except per share data)                                               Six Months Ended
                                                                    -------------------------------------------------
                                                                                               Excluding
                                                                     June 30,    Unusual        Unusual
                                                                       2003     Items (a)        Items     % of sales
                                                                    ---------   ---------      ---------   ----------
Net sales                                                           $ 201,199   $      --      $ 201,199        100.0%
Cost of goods sold                                                    168,876          --        168,876         83.9%
                                                                    ---------   ---------      ----------------------
     Gross profit                                                      32,323          --         32,323         16.1%
Selling, general & administrative expenses                             31,867          --         31,867         15.8%
Impairments of long-lived assets                                        1,800      (1,800)            --          0.0%
Severance, restructuring & related costs                                1,941      (1,941)            --          0.0%
                                                                    ---------   ---------      ----------------------
     Operating (loss) income                                           (3,285)      3,741            456          0.2%
Equity in loss of unconsolidated investment                              (211)         --           (211)        (0.1%)
Interest, net                                                          (3,563)         --         (3,563)        (1.8%)
Other, net                                                              1,197        (753)(b)        444          0.2%
                                                                    ---------   ---------      ----------------------
     Loss before provision for income taxes                            (5,862)      2,988         (2,874)        (1.4%)
Provision for income taxes                                               (939)         --           (939)        (0.5%)
                                                                    ---------   ---------      ----------------------
     Loss before distributions on preferred interest in subsidiary     (6,801)      2,988         (3,813)        (1.9%)
Distributions on preferred interest of subsidiary, net of tax            (123)         --           (123)        (0.1%)
                                                                    ---------   ---------      ----------------------
     Loss from continuing operations                                $  (6,924)  $   2,988      $  (3,936)        (2.0%)
                                                                    =========   =========      ======================

Earnings before interest, taxes, depreciation and amortization      Pretax income              $  (2,874)
     (excluding discontinued operations and unusual items)          Interest                       3,563
                                                                    Depreciation and
                                                                       amortization               11,213
                                                                                               ----------------------
(a)  Unusual items include severance, restructuring and related     EBITDA                     $  11,902          5.9%
     costs, impairments of long-lived assets, and other                                         ======================
     non-recurring items.
(b)  Gain on sale of building

                                                                                   Six Months Ended
                                                                    -------------------------------------------------
                                                                                               Excluding
                                                                    June 30,     Unusual        Unusual
                                                                      2002      Items (a)        Items     % of sales
                                                                    ---------   ---------      ----------------------
Net sales                                                           $ 209,986   $      --      $ 209,986        100.0%
Cost of goods sold                                                    174,778          --        174,778         83.2%
                                                                    ---------   ---------      ----------------------
     Gross profit                                                      35,208          --         35,208         16.8%
Selling, general & administrative expenses                             32,273          --         32,273         15.4%
Impairments of long-lived assets                                        2,394      (2,394)            --          0.0%
Severance, restructuring & related costs                                6,081      (6,081)            --          0.0%
Loss on SESCO transaction                                               6,010      (6,010)(b)         --          0.0%
                                                                    ---------   ---------      ----------------------
     Operating (loss) income                                          (11,550)     14,485          2,935          1.4%
Equity in income of unconsolidated investment                             646          --            646          0.3%
Interest, net                                                          (2,904)         --         (2,904)        (1.4%)
Other, net                                                               (219)         --           (219)        (0.1%)
                                                                    ---------   ---------      ----------------------
     (Loss) income before provision for income taxes                  (14,027)     14,485            458          0.2%
Provision for income taxes                                               (672)        498 (c)       (174)        (0.1%)
                                                                    ---------   ---------      ----------------------
     (Loss) income before distributions on preferred interest in
        subsidiary                                                    (14,699)     14,983            284          0.1%
Distributions on preferred interest of subsidiary, net of tax            (656)         --           (656)        (0.3%)
                                                                    ---------   ---------      ----------------------
     Loss from continuing operations                                $ (15,355)  $  14,983      $    (372)        (0.2%)
                                                                    =========   =========      =======================

Earnings before interest, taxes, depreciation and amortization      Pretax income              $     458
     (excluding discontinued operations and unusual items)          Interest                       2,904
                                                                    Depreciation and
                                                                      amortization                10,249
                                                                                               ----------------------
(a)  Unusual items include severance, restructuring and related     EBITDA                     $  13,611          6.5%
     costs, impairments of long-lived assets, and other                                         ======================
     non-recurring items.
(b)  SESCO partnership transaction
(c)  Adjustment to reflect a more normalized effective tax rate excluding unusual items.

KATY INDUSTRIES, INC. BALANCE SHEETS - UNAUDITED
(In thousands)

Assets                                                      June 30,     December 31,     June 30,
Current Assets:                                               2003           2002         2002 (a)
                                                          -------------  -------------  -------------
      Cash                                                $       6,673  $       4,842  $       5,218
      Accounts receivable, net                                   65,365         58,913         66,422
      Inventory, net                                             58,975         57,967         58,650
      Deferred tax asset                                             --             --          8,160
      Prepaid assets and other                                    1,883          1,942          3,117
      Current assets of discontinued operations (b)                  --          5,970         16,480
                                                          -------------  -------------  -------------
Total current assets                                            132,896        129,634        158,047
                                                          -------------  -------------  -------------

Other Assets:
      Goodwill, net                                              11,211         11,211         13,571
      Intangibles, net                                           25,272         25,491         31,683
      Other assets                                               18,126         19,648         19,178
      Non-current assets of discontinued operations (b)              --          3,100         11,432
                                                          -------------  -------------  -------------
Total other assets                                               54,609         59,450         75,864
                                                          -------------  -------------  -------------

Property, plant and equipment, net                               80,206         86,893        105,142

                                                          -------------  -------------  -------------
Total assets                                              $     267,711  $     275,977  $     339,053
                                                          =============  =============  =============

Liabilities and stockholders' equity
Current liabilities:
      Accounts payable                                    $      29,655  $      37,058  $      37,071
      Accrued liabilities and other                              47,733         54,926         49,367
      Current maturities of debt                                  2,857            700          6,733
      Revolving credit facility                                  51,000         44,751         58,540
      Current liabilities of discontinued operations (b)            142          2,444          3,650
                                                          -------------  -------------  -------------
Total current liabilities                                       131,387        139,879        155,361

Long-term debt, less current portion                             14,239             --         10,876
Other liabilities                                                17,770         17,526         10,295
Non-current liabilities of discontinued operations (b)               52             --            711
                                                          -------------  -------------  -------------
Total liabilities                                               163,448        157,405        177,243
                                                          -------------  -------------  -------------

Preferred interest in subsidiary                                     --         16,400         16,400

Total stockholders' equity                                      104,263        102,172        145,410
                                                          -------------  -------------  -------------
Total liabilities and stockholders' equity                $     267,711  $     275,977  $     339,053
                                                          =============  =============  =============

(a) Certain amounts have been reclassified to conform with current year presentation.

(b) Amounts include assets and liabilities of Hamilton Precision Metals and GC/Waldom Electronics.

KATY INDUSTRIES, INC. STATEMENTS OF CASH FLOWS - UNAUDITED
(In thousands)

                                                                    For the six months ended        $           %
                                                                      June 30,     June 30,      Change      Change
                                                                        2003         2002       Inc/(Dec)   Inc/(Dec)
                                                                    -----------   ----------   ----------  ----------
Cash flows from operating activities:
   Net loss                                                          $   (7,046)  $  (14,160)
   (Loss) income from operations of discontinued businesses                 122       (1,195)
                                                                     ----------   ----------
    Loss from continuing operations                                      (6,924)     (15,355)
   Depreciation and amortization                                         11,213       10,249
   Impairments of long-lived assets                                       1,800        2,394
   Write-off and amortization of debt issuance costs                      1,766          797
   Gain on sale of assets                                                  (803)         (55)
   Loss on SESCO transaction                                                 --        6,010
   Equity in loss (income) of unconsolidated investment                     211         (646)
                                                                     ----------   ----------
                                                                          7,263        3,394
   Changes in operating assets and liabilities:
    Accounts receivable                                                  (5,947)       1,180
    Inventories                                                            (687)      (5,320)
    Accounts payable                                                     (7,615)       4,148
    Accrued expenses                                                     (7,246)         696
    Other                                                                 1,333        3,348
                                                                     ----------   ----------

                                                                        (20,162)       4,052

   Net cash (used in) provided by continuing operations                 (12,899)       7,446
   Net cash (used in) provided by discontinued operations                  (714)       4,319
                                                                     ----------   ----------   ----------  ----------
   Net cash (used in) provided by operating activities                  (13,613)      11,765      (25,378)       (216%)
                                                                     ----------   ----------   ----------  ----------

Cash flows from investing activities:
   Capital expenditures of continuing operations                         (4,722)      (6,207)
   Capital expenditures of discontinued operations                          (20)        (289)
   Acquisition of subsidiary                                             (1,161)          --
   Collections of notes receivable from sales of subsidiaries               930          447
   Proceeds from sale of subsidiary, net                                  7,451           --
   Proceeds from sale of assets                                           1,914           99
                                                                     ----------   ----------   ----------  ----------
   Net cash provided by (used in) investing activities                    4,392       (5,950)      10,342         174%
                                                                     ----------   ----------   ----------  ----------

Cash flows from financing activities:
   Net borrowings on revolving loans, prior to refinancing                7,965        1,540
   Repayment of borrowings under revolving loans at refinancing         (52,716)          --
   Proceeds on initial borrowings at refinancing -- term loans           20,000           --
   Proceeds on initial borrowings at refinancing -- revolving loans      43,743           --
   Net borrowings on revolving loans following refinancing                7,257           --
   Repayments of term loans following refinancing                        (2,904)      (9,484)
   Direct costs associated with debt facilities                          (1,415)        (311)
   Redemption of preferred interest of subsidiary                        (9,840)          --
   Repayment of real estate and chattel mortgages                          (700)          --
   Repurchases of common stock                                             (342)          --
                                                                     ----------   ----------   ----------  ----------
   Net cash provided by (used in) financing activities                   11,048       (8,255)      19,303         234%
                                                                     ----------   ----------   ----------  ----------

Effect of exchange rate changes on cash and cash equivalents                  4         (178)
                                                                     ----------   ----------
Net increase (decrease) in cash and cash equivalents                      1,831       (2,618)
Cash and cash equivalents, beginning of period                            4,842        7,836
                                                                     ----------   ----------   ----------  ----------
Cash and cash equivalents, end of period                             $    6,673   $    5,218   $    1,455          28%
                                                                     ==========   ==========   ----------  ----------